THE VANTAGEPOINT FUNDS
Supplement dated October 16, 2008 to the Prospectus dated May 1, 2008 and supplemented May 22, 2008, July 15, 2008, August 6, 2008 and September 23, 2008
This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.
The following should be read in conjunction with the information regarding the Money Market Fund found on page 2 of the prospectus.
Money Market Fund
The Money Market Fund invests substantially all of its assets in the Short-Term Investments Trust Liquid Assets Portfolio (the “Portfolio”), an unaffiliated money market fund advised by Invesco Aim Advisors, Inc. and registered with the Securities and Exchange Commission. The Portfolio has amended its prospectus to disclose its intent to participate in the U.S. Treasury’s Temporary Guarantee Program (the “Guarantee Program”) for money market funds and that it has made the required Guarantee Payment to the U.S. Treasury. Provided the Portfolio’s application to participate in the Guarantee Program is accepted by the U.S. Treasury, the Temporary Guarantee will apply to the Money Market Fund, as a shareholder of record of the Portfolio.
The coverage provided by the Guarantee Program is limited, both in time and dollar amount. The Guarantee Program covers only those who were investors in a participating money market fund on September 19, 2008 and who have continued to hold at least one share of the fund until the date when a Guarantee Event occurs, i.e., the fund “breaks the buck.” Coverage is limited to the lower of the amount invested on September 19 or on the date a participating money market fund “breaks the buck.” Investments above those amounts or made for the first time after September 19, are not covered. The Guarantee Program is backed by the $50 billion Exchange Stabilization Fund. The Treasury has indicated that, should claims under the Guarantee Program exceed the amounts available to pay them, payments will be made pro rata. The Guarantee Program ends on December 18, 2008, unless extended by the U.S. Treasury.
To participate in the Guarantee Program through December 18, 2008, the Portfolio paid to the U.S. Treasury a fee in the amount of 0.01% of its net asset value as of September 19, 2008. The Portfolio and its shareholders, including the Money Market Fund, will bear the expense of the Guarantee Program. The Money Market Fund itself will not participate directly in the Guarantee Program.
As a result of this increase in the Portfolio’s expenses, the expense ratio of the Money Market Fund has also increased.

ANNUAL FUND OPERATING EXPENSES
(Expenses that are Deducted From Fund Assets)
As a result of the increase in the Portfolio’s expense ratio from 0.12% to 0.13% (shown below as “Acquired Fund Fees & Expenses”) the table found on page 75 should be revised as follows:

Net
		Other Expenses			Total	Fee Waivers	Total
		Acquired		Total	Annual	and/or	Annual
	Management	Fund Fees &	All Other	Other	Operating	Reimburse-	Fund
	Fee	Expenses	Expenses	Expenses	Expenses	ments	Expenses

Money Market Fund[1,2]	0.10%	0.13%	0.41%	0.54%	0.64%	0.00%	0.64%

1	These fees have been restated to reflect current fees.

2	Shareholders of the Money Market Fund indirectly pay the expenses of the underlying Portfolio in which the Money Market Fund invests. The Total Annual Fund Expenses for the Money Market Fund shown in this table do not correlate to the expense ratios shown in the Financial Highlights table because those expense ratios do not include acquired fund fees and expenses.
Also, as a result of the above-referenced changes, the table found on page 76 should be revised as follows:
Example

	1 yr	3yrs	5 yrs	10 yrs
Money Market	$66	$205	$358	$800
This supplement is not meant to revise any other information found in these tables or in any other prospectus supplement.
Growth & Income Fund –Investment Subadvisers
The following should replace the information found in the second paragraph relating to Capital Guardian Trust Company (“Capital Guardian”) found on page 15 of the Prospectus:
Terry Berkemeier, Senior Vice President and Director of Capital Guardian, Theodore R. Samuels, Director and Senior Vice President of Capital Guardian, Eric H. Stern, Director and Senior Vice President of Capital Guardian, Alan J. Wilson, Director and Senior Vice President of Capital Guardian, and Jim S. Kang, Vice President of Capital Guardian all serve as portfolio managers of the Fund and are responsible for making investment decisions for the portion of the Fund managed by Capital Guardian. Each portfolio manager has served as an investment professional with Capital Guardian or one of its affiliates for over 5 years. Each individual has served as a portfolio manager of the Fund since 1999, except Mr. Stern who became a portfolio manager of the Fund in February 2008 and Mr. Kang who became a portfolio manager of the Fund in October 2008.
Michael R. Eriksen, David I. Fisher, and Karen A. Miller no longer serve as portfolio managers of the Fund.
Please retain this supplement for future reference.

SUPP 011-200810-322A